================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
================================================================================

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      1-134                    13-0612970

     State or Other              Commission File              IRS Employer
     Jurisdiction of                  Number               Identification No.
    Incorporation or
      Organization

              4 Becker Farm Road
              Roseland, New Jersey                  07068
     Address of Principal Executive Offices        Zip Code

       Registrant's telephone number, including area code: (973) 597-4700







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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1 Press Release dated April 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 29, 2004 Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. A conference call and webcast presentation will be held on Friday, April 30th, at 10:00am ET for management to discuss the company's first quarter performance and future outlook. Martin Benante, Chairman and CEO, and Glenn Tynan, CFO, will host the call.

     The financial release and access to the webcast will be posted on Curtiss-Wright's website at www.curtisswright.com. For those unable to participate, the conference call will be available for replay for 30 days by calling (877) 519-4471 (Domestic) and (973) 341-3080 (International), and enter conference ID number 4696568. The webcast replay will also be available for 30 days on the company's website beginning one hour after the call takes place.

     The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CURTISS WRIGHT CORPORATION


                                         By: /s/ Glenn E. Tynan
                                             --------------------
                                             Glenn E. Tynan
                                             Vice-President and
                                             Chief Financial Officer


Date: April 29, 2004


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                                  EXHIBIT INDEX

 Exhibit
  Number                              Description
99.1                             Press Release, dated April 29, 2004.



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